Prospectus - May 3, 1999
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[Begin sidebar]

The Funds

Aetna Balanced VP, Inc.
Aetna Income Shares d/b/a Aetna Bond
    VP
Aetna Variable Fund d/b/a Aetna
    Growth and Income VP
Aetna Variable Encore Fund d/b/a Aetna
    Money Market VP
Portfolio Partners MFS Research
    Growth Portfolio

[End sidebar]

The Contracts. The contracts described in this prospectus are group installment and single purchase payment variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company). They are intended to be used as funding vehicles for certain types of retirement plans that may qualify for beneficial tax treatment under certain sections of the Internal Revenue Code of 1986, as amended (Tax Code).

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Why Reading this Prospectus Is Important. Before you participate in the contract through a retirement plan, you should read this prospectus. It provides facts about the contract and its investment options. Plan sponsors (generally your employer) should read this prospectus to help determine if the contract is appropriate for their plan. Keep this document for future reference.

Table of Contents . . . page 3

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Contract Design. The contracts are designed to:

> Help you save for retirement while receiving beneficial tax treatment

> Offer a variety of investment options to help meet long-term financial goals

> Provide a death benefit to a beneficiary in the event of death

> Provide future income payments over a lifetime or for a specified period

Investment Options. The contracts offer variable investment options and fixed investment options. When we establish your account the contract holder, or you if permitted by the plan, instructs us to direct account dollars in to any of the available options. Some investment options may be unavailable through certain contracts and plans, or in some states.

Variable Investment Options. These options are called subaccounts. Each subaccounts invests in one of the mutual funds (funds) listed on this page. Earnings on amounts invested in a subaccount will vary depending on the performance of its underlying fund. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. For information about risks of investing in the funds see "Investment Options" in this prospectus and each fund prospectus. Retain the fund prospectuses for future reference.

Fixed Interest Options

> Guaranteed Accumulation Account

> Fixed Account

Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the fixed interest options in the appendices to this prospectus. There is also a separate prospectus for the Guaranteed Accumulation Account.

Getting Additional Information. You may obtain the May 3, 1999, Statement of Additional Information (SAI) by indicating your request on your enrollment materials or calling the Company at 1-800-232-5422. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov. The SAI table of contents is listed on page 38 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC nor any state securities commission has approved or disapproved the contracts offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by current prospectuses of the funds and the Guaranteed Accumulation Account. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these contracts in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

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2

                          TABLE OF CONTENTS

------------------------------------------------------
 Contract Overview ............................... 4
 Who's Who
 The Contract and Your Retirement Plan
 Contract Rights
 Contract Facts
 Contract Phases: Accumulation Phase, Income Phase
 Questions: Contacting the Company (sidebar)
 Sending Requests in Good Order (sidebar)
------------------------------------------------------

Fee Table ...................................  6
Condensed Financial Information .............  9
Investment Options ..........................  9
Transfers ................................... 12
Contract Purchase and Participation ......... 13
Contract Ownership and Rights ............... 14
Right to Cancel ............................. 14
Fees ........................................ 15
Your Account Value .......................... 18
Withdrawals ................................. 20
Systematic Distribution Options ............. 22
Death Benefit ............................... 23
The Income Phase ............................ 25
Taxation .................................... 28
Other Topics ................................ 34

The Company -- Variable Annuity Account C -- Performance Reporting -- Voting Rights -- Contract Distribution -- Commission Payments -- Third Party Compensation Arrangements -- Contract Modification -- Legal Matters and Proceedings -- Payment Delay or Suspension -- Transfer of Ownership; Assignment -- Year 2000 Readiness

Contents of the Statement of Additional Information ......... 38
Appendix I -- Guaranteed Accumulation Account ............... 39
Appendix II -- Fixed Account ................................ 41
Appendix III -- Condensed Financial Information ............. 42

[Begin sidebar]

Questions: Contacting the Company. To answer your questions, contact your local representative or write or call our Home Office:

Aetna Retirement Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-232-5422

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company to learn what information is required in order for the request to be in "good order." We can only act upon written requests that are received in good order.

[End sidebar]


Contract Overview
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The following is a summary. Please read each section of this prospectus for additional information.

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                                   Who's Who
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You (the participant): The individual participating in a retirement plan, where the plan uses the contracts as a funding option.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Contract Holder: The person or entity to whom we issue the contract. Generally, the plan sponsor or plan trustee.

We (the Company): Aetna Life Insurance and Annuity Company. We issue the contract.

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                     The Contract and Your Retirement Plan
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Retirement plan (plan): A plan sponsor has established a retirement plan for you. This contract is offered as a funding option for that plan. We are not a party to the plan, so the terms and the conditions of the contract and the plan may differ.

Plan Type. We refer to the retirement plan by the Tax Code section under which it qualifies. For example, a "403(b) plan" is a plan that qualifies for tax treatment under code section 403(b) To learn which code section applies to your plan, contact your plan sponsor, your Aetna representative or the Company.

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                                Contract Rights
--------------------------------------------------------------------------------

The contract holder holds all rights under the contract, but may permit you to exercise those rights through the plan.

For example: The contract may permit the contact holder to select investment options for your account dollars. The plan may permit you to exercise that right. For greater detail see "Contract Ownership and Rights."

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                                 Contract Facts
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Free look/Right to Cancel: The contract holder or you, if permitted, may cancel the contract within 10 days after receiving the contract or evidence of participation in the contract. See "Right To Cancel."

Death Benefit: A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend on the payment option selected. See "Death Benefit" and "The Income Phase."

Withdrawals: During the accumulation phase the contract holder or you, if permitted, may withdraw all or a part of your account value. Amounts withdrawn may be subject to and early withdrawal charge, other deductions, tax withholding and taxation. See "Withdrawals" and "Taxation."

Systematic Distribution Options: The contract holder or you, if permitted, may elect for you to receive regular payments from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees: Certain fees are deducted from your account value. See "Fee Table" and "Fees."

Taxation: The Tax Code has certain rules that apply to amounts accumulated and distributed under the contract. Tax penalties may apply if rules are not followed. See "Taxation."

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                                Contract Phases
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[Type Representation of Graphic]
                             ------------
                             Payments to
                             Your Account
                             ------------
                                Step 1
               ----------------------------------------

               Aetna Life Insurance and Annuity Company

               ----------------------------------------






                 a) (down arrow) Step 2        b) (down arrow)
               ---------   ----------------------------
                                  Variable Annuity
                Fixed                 Account C
               Interest
               Options      Variable Investment Options

               ---------   ----------------------------
                                  The Subaccounts
                           ----------------------------
                              A           B        Etc.
                           ----------------------------
                 (down arrow) Step     2 b) (down arrow)
                           --------------------
                             Mutual   Mutual
                             Fund A   Fund B
                            -------------------

I. The Accumulation Phase. (accumulating retirement benefits)

STEP 1: You or the contract holder provide Aetna Life Insurance and Annuity Company with your completed enrollment materials. The contract holder directs us to set up an account for you.

STEP 2: The contract holder, or you if permitted by your plan, direct us to invest your account dollars in any of the:
a) Fixed Interest Options
b) Variable Investment Options. (The variable investment options are the subaccounts of Variable Annuity Account C. Each one invests in a specific mutual fund.)

STEP 2(b), continued: The subaccount(s) selected purchases shares of its assigned fund.


II. The Income Phase. The contract offers several payment options (see "The Income Phase.") In general, you may:

> Receive payments over a lifetime or for a specified period

> Receive payments monthly, quarterly, semi-annually or annually

> Select an option that provides a death benefit to beneficiaries

> Select fixed payments or payments that vary based on the performance of the variable investment options you select.

[Begin sidebar]

In This Section:

> Transaction Fees

> Fees Deducted from the Subaccounts

> Fund Fees

> Examples of Fee Deductions

See the "Fees" section for:

> Early Withdrawal Charge Schedules

> How, When and Why Fees are Deducted

> Premium and Other Taxes

See "The Income Phase" for:

> Fees During the Income Phase

[End sidebar]

Fee Table
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The tables and examples in this section show the fees your account may incur while accumulating dollars under the contract (the accumulation phase). See "The Income Phase" for fees that may apply after you begin receiving payments under the contract. The fees shown below do not include premium taxes that may be applicable.

Transaction Fees

                                                                                       Plan Type:
                                                                          403(b)           401             HR10
Sales and Administrative Expense Charge ...........................       6.00%           5.00%           1.75%
(as a percentage of contributions to your account)
Maximum Early Withdrawal Charge ...................................          2%(1)           5%(2)           2%(1)
(as a percentage of amount withdrawn)
Allocation And Transfer Fees(3) ...................................      $0.00           $0.00           $0.00
Fees Deducted from the Subaccounts
(Daily deductions equal to the given percentage on an annual basis)
Mortality and Expense Risk Fee ....................................       1.25%           1.19%           1.25%
                                                                         -----           -----           -----
Total Separate Account Annual Expenses ............................       1.25%           1.19%           1.25%
                                                                         =====           =====           =====

(1)Only applies if fewer than five contract years have been completed

(2)Diminishes to zero over six years; see schedule in "Fees" section

(3)The Company currently allows an unlimited number of transfers or allocation changes without charge. However, the Company reserves the right to impose a transfer fee of $10.00 for each transfer or allocation change in excess of 12 during each contract year. (See "Fees -- Allocation and Transfer Fee.")

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, fees are deducted from the value of the fund shares on a daily basis, which in turn will affect the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1998.

                               Fund Expense Table

                                                                                      Total Fund                      Net Fund
                                                                                        Annual                         Annual
                                                                                       Expenses                       Expenses
                                                          Investment                    Without         Total          After
                                                           Advisory        Other      Waivers or     Waivers and     Waivers or
                       Fund Name                            Fees(1)      Expenses     Reductions      Reductions     Reductions
                       ---------                            -------      --------     ----------      ----------     ----------
Aetna Balanced VP, Inc.(2)                                  0.50%         0.09%         0.59%            --            0.59%
Aetna Bond VP(2)                                            0.40%         0.10%         0.50%            --            0.50%
Aetna Growth and Income VP(2)                               0.50%         0.08%         0.58%            --            0.58%
Aetna Money Market VP(2)                                    0.25%         0.09%         0.34%            --            0.34%
Portfolio Partners MFS Research Growth Portfolio(3)         0.70%         0.15%         0.85%            --            0.85%

Footnotes to the "Fund Expense Table"

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are paid out of the management fees and are not charged to investors.

(2) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(3) The investment adviser has agreed to reimburse the portfolio for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of the portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the "Net Fund Annual Expenses After Waivers or Reductions" column above.

Hypothetical Examples

Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted the applicable sales and administrative expense charge and a mortality and expense risk charge of 1.25% on an annual basis 403(b) and HR 10 plans, and 1.19% on an annual basis for 401 plans. The total annual fund expenses used are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

                                 403(b) PLANS

--------------------------------------------

> These examples are purely hypothetical
> They should not be considered a
  representation of past or future fees or expected returns
> Actual fees and/or returns may be more or less than those shown in these examples.

--------------------------------------------

                                                                   EXAMPLE A
                                                                   ---------
                                                    If you withdraw your entire account
                                                    value at the end of the periods shown,
                                                    you would pay the following fees,
                                                    including any applicable early
                                                    withdrawal charge assessed:

                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Aetna Balanced VP, Inc.                                $97      $135      $154      $263
Aetna Bond VP                                          $96      $132      $149      $254
Aetna Growth and Income VP                             $97      $135      $153      $262
Aetna Money Market VP                                  $95      $128      $141      $238
Portfolio Partners MFS Research Growth Portfolio       $99      $142      $166      $289

                                                                  EXAMPLE B
                                                                  ---------
                                                    If you leave your entire account value
                                                    invested or if you select an
                                                    income phase payment option at the
                                                    end of the periods shown, you would
                                                    pay the following fees (no early
                                                    withdrawal is reflected)
                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Aetna Balanced VP, Inc.                                $78      $114      $154      $263
Aetna Bond VP                                          $77      $112      $149      $254
Aetna Growth and Income VP                             $77      $114      $153      $262
Aetna Money Market VP                                  $75      $107      $141      $238
Portfolio Partners MFS Research Growth Portfolio       $80      $122      $166      $289

                                   401 PLANS

                                                                   EXAMPLE A
                                                                   ---------
                                                    If you withdraw your entire account
                                                    value at the end of the periods shown,
                                                    you would pay the following fees,
                                                    including any applicable early
                                                    withdrawal charge assessed:

                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Aetna Balanced VP, Inc.                               $116      $135      $153      $249
Aetna Bond VP                                         $115      $132      $148      $240
Aetna Growth and Income VP                            $116      $134      $152      $248
Aetna Money Market VP                                 $114      $127      $141      $223
Portfolio Partners MFS Research Growth Portfolio      $119      $142      $165      $275

                                                                  EXAMPLE B
                                                                  ---------
                                                     If you leave your entire account
                                                     value invested or if you select an
                                                     income phase payment option at the
                                                     end of the periods shown, you would
                                                     pay the following fees (no early
                                                     withdrawal charge is reflected)
                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Aetna Balanced VP, Inc.                                $67      $103      $142      $249
Aetna Bond VP                                          $66      $101      $137      $240
Aetna Growth and Income VP                             $67      $103      $141      $248
Aetna Money Market VP                                  $65      $ 96      $129      $223
Portfolio Partners MFS Research Growth Portfolio       $70      $111      $154      $275

                                  HR 10 PLANS

                                                                   EXAMPLE A
                                                                   ---------
                                                    If you withdraw your entire account
                                                    value at the end of the periods shown,
                                                    you would pay the following fees,
                                                    including any applicable early
                                                    withdrawal charge assessed:

                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Aetna Balanced VP, Inc.                                $56      $ 96      $115      $230
Aetna Bond VP                                          $55      $ 93      $111      $220
Aetna Growth and Income VP                             $56      $ 96      $115      $229
Aetna Money Market VP                                  $54      $ 89      $103      $203
Portfolio Partners MFS Research Growth Portfolio       $59      $104      $128      $256

                                                                  EXAMPLE B
                                                                  ---------
                                                    If you leave your entire account value
                                                    invested or if you select an
                                                    income phase payment option at the
                                                    end of the periods shown, you would
                                                    pay the following fees (no early
                                                    withdrawal charge is reflected)
                                                    1 Year   3 Years   5 Years   10 Years
                                                    -------- --------- --------- ---------
Aetna Balanced VP, Inc.                                $36      $74       $115      $230
Aetna Bond VP                                          $35      $72       $111      $220
Aetna Growth and Income VP                             $36      $74       $115      $229
Aetna Money Market VP                                  $33      $67       $103      $203
Portfolio Partners MFS Research Growth Portfolio       $38      $82       $128      $256

Condensed Financial Information
--------------------------------------------------------------------------------

Understanding Condensed Financial Information. In Appendix III, we provide condensed financial information about the Variable Annuity Account C (the separate account) subaccounts available under the contracts. The tables show the value of the subaccounts over the past 10 years. For the subaccounts that were not available 10 years ago, we give a history from the date of first availability.


Investment Options
--------------------------------------------------------------------------------

The contract offers variable investment options and fixed interest options. When we establish your account, the contract holder, or you if permitted by the plan, instructs us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. Earnings on amounts invested in a subaccount will vary depending on the performance and fees of its underlying fund. You do not invest directly in or hold shares of the fund.

Fixed Interest Options. For descriptions of the fixed interest options, see Appendix I and II and the Guaranteed Accumulation Account prospectus.

--------------------------------------------------------------------------------

Selecting Investment Options

o Choose options appropriate for you. Your Aetna representative can help evaluate which funds or fixed interest options may be appropriate for your financial goals.

o Understand the risks associated with the options you choose. Some funds are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

o Be informed. Read the prospectus, the fund prospectuses, fixed interest option appendices, and the Guaranteed Accumulation Account prospectus. Fund prospectuses may be obtained, free of charge, by calling the Company at the telephone number listed in "Contract Overview -- Questions: Contacting the Company," by contacting the SEC's website, or by contacting the SEC Public Reference Room.

--------------------------------------------------------------------------------

Fund Descriptions. The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless noted, all funds are diversified, as defined under the Investment Company Act of 1940.


> Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

> Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

> Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

> Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

> Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(2)

Investment Advisers for each of the funds:

(1) Aeltus Investment Management, Inc. (adviser)
(2) Aetna Life Insurance and Annuity Company (adviser);
    Massachusetts Financial Services Company (subadviser)

Limits on Option Availability. Some funds and fixed interest options may not be available through certain contracts and plans, or in some states. We may add, withdraw or substitute funds, subject to the conditions in the contract and regulatory requirements.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds. (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, is bought for variable life insurance contracts issued by us or other insurance companies.

> Shared--bought by more than one company

> Mixed--bought for annuities and life insurance

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's board of directors or trustees will monitor events to identify any conflict which might arise and to determine what action, if any, should be taken to address such conflicts.

Transfers
--------------------------------------------------------------------------------

Transfers Among Investment Options. During the accumulation phase, the contract holder, or you if permitted by the plan, may transfer amounts of $500 or more among the investment options. Subject to the contract holder's approval, requests be made in writing, by telephone or, where applicable, electronically. Transfers from fixed interest options may be restricted as outlined in Appendices I and II. You may not make transfers once you enter the income phase.

Charges for Transfers. We currently do not charge for transfers or allocation changes. We do however, reserve the right to charge a fee of $10.00 for each transfer and/or more allocation change in excess of 12 made in any calendar year.

Value of Transferred Dollars. The value of amounts transferred in or out of the funds will be based on the subaccount unit values next determined after we receive your request in good order at our Home Office.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring the use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent telephone transactions. We are not be liable for losses resulting from telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.


Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders or participants. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder or participant; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder or participant at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders or participants.

Contract Purchase and Participation
--------------------------------------------------------------------------------

Contracts Available for Purchase. The contracts are designed for retirement plans that qualify under certain provisions of the Internal Revenue Code of 1986, as amended (Tax Code). The contracts are available for:

(1) Plans that qualify under section 403(b) of the Tax Code (403(b) plans)
(2) Plans established by corporations that qualify under sections 401(a) and 401(k) or 403(a) of the Tax Code (401 plans)
(3) Plans established by self-employed individuals under section 401(a), 401(k) or 403(a) of the Tax Code (HR 10 plans)

Purchasing the Contract.

(1) The contract holder submits the required forms and application to the Company.
(2) We approve the forms and issue a contract to the contract holder.

Participating in the Contract. If the contract provides for the establishment of individual accounts for employees under the plan:

(1) We provide you with enrollment materials for completion and return to us.
(2) If your enrollment materials are complete and in good order, we establish an account for you.

Acceptance or Rejection of Applications or Enrollment Forms. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying payments for five business days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold payments for longer periods with the permission of the contract holder. If we agree to this, we will deposit the payments in the Aetna Money Market VP subaccount until the forms are completed (or for a maximum of 105 days). If we reject the application or enrollment form, we will return the forms and any payments.

Types of Contracts. The following types of contracts are available:

> Continuous payments over time into an installment purchase payment contract

> Lump sum transfer from a previous plan into a single purchase payment contract, in accordance with our procedures in effect at the time of purchase.

For HR 10 plans and 401 plans, payments must be large enough to fulfill the terms of the plan. In addition, for HR 10 plans, payments must aggregate $4,000 annually.

Allocation of Payments. The contract holder or you, if the contract holder permits, directs us to allocate initial contributions to the investment options available under the plan. Generally you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future payments or transfer of existing balances among investment options may be requested in writing and, where available, by telephone or electronically. Allocations must be in whole percentages.

Tax Code Restrictions. The Tax Code places some limitations on contributions to your account. (See "Taxation.")

Contract Ownership and Rights
--------------------------------------------------------------------------------

Who owns the Contract? The contract holder. This is the person or entity to whom we issue the contract. The contract holder is usually your employer, unless the plan has a trustee, in which case the trustee is usually the contract holder.

Who Owns Money Accumulated under the Contract? If the contract holder directs that we establish an account for you, you have the right to the value of your account to the extent provided by the plan.

What Rights Do I Have under The Contract? The contract holder, usually your employer, holds all rights under the contract. The contract holder's plan, which you participate in, may permit you to exercise some of those rights.


Right to Cancel
--------------------------------------------------------------------------------

The contract holder, or you if permitted, may cancel the contract or your participation in the contract by returning the document and a written notice of cancellation to the Company within ten days of receiving it (or as otherwise allowed by state law).

Refunds. We will produce a refund not later than seven days after we receive the required documents and the written notice in good order at our Home Office. The refund will equal amounts contributed to the account plus any earnings or less any losses attributable to those contributions allocated to the variable investment options, unless otherwise required by law.

[Begin sidebar]

Types of Fees

There are three types of fees your account may incur:

> Transaction Fees
  o Sales and Administrative Expense Charge
  o Early Withdrawal Charge
  o Allocation and Transfer Fee
  o Insurance Rider Charge

> Fees Deducted from Investments in the Subaccounts
  o Mortality and Expense Risk Charge

> Fees Deducted by the Funds

  o Investment Advisory Fees
  o Other Expenses


Terms to Understand in the Schedules

Contract Year--The period of 12 months, measured from the contract's effective date or from any anniversary of such effective date, for which all required payments have been received.

[End sidebar]

Fees
--------------------------------------------------------------------------------

The following repeats and adds to information provided in the "Fee Table" section. Please review both this section and the Fee Table for information on fees.

Transaction Fees

Sales and Administrative Expense Charge

------------------------------------------------------------------------------
                  As a percentage of each payment    As a percentage of a net
                  to the contract:                   purchase payment:
------------------------------------------------------------------------------
 403(b) plans                  6.00%                           6.40%
 401 plans                     5.00%                           5.30%
 HR 10 plans                   1.75%                           1.80%
------------------------------------------------------------------------------

When/How. This fee is deducted from payments to a contract, after any deductions are made for premium taxes and/or insurance rider premiums.

Purpose. This fee helps reimburse us for sales and administrative expenses associated with the sale and maintenance of the contract.

Early Withdrawal Charge

Withdrawal of all or a portion of your account value may be subject to a charge.

Amount: The charge is a percentage of the amount withdrawn from the contract. Under a 403(b) or 401 plan, there is no early withdrawal charge for termination of an individual account. Under an HR10 plan, there is no early withdrawal charge for termination of an individual account due to your death.

For HR10 and 403(b) contracts, an early withdrawal charge of 2% of the amount withdrawn will be assessed if the contract is terminated before five contract years have been completed (see sidebar), or before the tenth anniversary of the contract, whichever occurs first.

For 401 contracts the early withdrawal charge is a percentage of the amount withdrawn according to the table below:



-----------------------------------------------------------
                       401 Contracts
-----------------------------------------------------------
 Completed Contract Years       Early Withdrawal Charge
 ------------------------       -----------------------
 Less than 1                               5%
 1 or more but fewer than 2                5%
 2 or more but fewer than 3                4%
 3 or more but fewer than 4                3%
 4 or more but fewer than 5                2%
 5 or more but fewer than 6                1%
 6 or more                                 0%
-----------------------------------------------------------

Purpose: This is a deferred sales charge. The charge reimburses us for some of the sales and administrative expenses associated with the contract. Our remaining sales and administrative expenses will be covered by our general assets which are attributable in part to the mortality and expense risk charges described in this section.

Allocation and Transfer Fee

Amount: $0.00

We currently do not impose a fee for allocation changes or transfers among investment options. We reserve the right, however, to charge $10 for each allocation change or transfer in excess of 12 that occurs between two consecutive account anniversaries.

Purpose: This fee reimburses us for administrative expenses associated with transferring or reallocating your dollars among investment options.

Insurance Rider Charge

(403(b) plans only)

Amount. 1% of each payment to the contract.

When/How. This fee is deducted from contributions to the contract made on behalf of any participant for whom the rider is elected.

Purpose. This is an option that may be elected by the contract holder or you, if permitted by the plan, to purchase a minimum death benefit guarantee. This guarantee provides that if you die before income payments commence, the minimum death benefit will equal purchase payments (less any withdrawals) made on your behalf, regardless of the value of your account at the time of death.

Contracts issued to 401 plans contain the same guarantee, but the premium for the rider is included in the contract's sales and administrative expense charge.

Fees Deducted from Investments in the Subaccounts

Mortality and Expense Risk Charge

Amount: For 401 plans, 1.19% annually of the account value invested in the subaccounts, and for 403(b) and HR10 plans, 1.25% annually of the account value invested in the subaccounts.

When/How: This fee is deducted daily from the subaccounts. We do not deduct this from any fixed interest option.

Purpose: This fee compensates us for the mortality and expense risks we assume under the contracts.

> The mortality risks are those associated with the our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefit and other payments we make to owners or beneficiaries of the accounts

> The expense risk is that actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Fund Expenses

Maximum Amount. Each fund determines its own advisory fee and expenses. For a list of fund fees see "Fee Table." The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Fund advisory fees and expenses are reflected in the daily value of the fund shares, which will in turn affect the daily value of each subaccount.

Purpose: These amounts help to pay the funds' investment advisor and operating expenses.

Premium and Other Taxes

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4% depending on jurisdiction.

When/How. We reserve the right to deduct premium taxes from your account value or from payments to your account at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a full withdrawal or the commencement of income phase payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity rates.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. (See "Taxation.")

Your Account Value
--------------------------------------------------------------------------------

During the accumulation phase, your account value at any given time equals:

> Account dollars directed to the fixed interest options, including interest earnings to date

> Less any deductions from the fixed interest options (e.g. withdrawals, fees)

> Plus the current dollar value of amounts invested in the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account C subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units vary daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, and the mortality and expense risk charge. We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations, equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

> The net assets of the fund held by the subaccount as of the current valuation, minus;

> The net assets of the fund held by the subaccount at the preceding valuation, plus or minus;

> Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed);

> Divided by the total value of the subaccount units at the preceding valuation;

> Less a daily deduction for the mortality and expense risk charge. See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As an hypothetical illustration, assume that after deduction of any applicable premium tax, insurance rider premium and sales and administrative expense charge, an investor has $5,000 remaining to allocate as his net contribution. He directs us to invest $3,000 to Fund A and $2,000 to Fund B. After receiving the net contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A, and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of subaccount A and 80 accumulation units of Subaccount B.

[Type Representation of Graphic]

                          -------------------
                          $5,000 Contribution
                          -------------------
                                Step 1 (down arrow)
               ----------------------------------------

               Aetna Life Insurance and Annuity Company

               ----------------------------------------
                               Step 2 (down arrow)
               ----------------------------------------
                     Variable Annuity Account C
               ----------------------------------------
               Subaccount A     Subaccount B       Etc.
               300              80
               accumulation     accumulation
               units            units
               ----------------------------------------
               (down arrow) Step 3 (down arrow)
               -------------------
                Fund A     Fund B
               -------------------


Step 1: An Investor has a net contribution of $5,000

Step 2:

A. He directs us to invest $3,000 in Fund A. His dollars purchase 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).
B. He directs us to invest $2,000 in Fund B. His dollars purchase 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).

Step 3: The separate account then purchases shares of the applicable funds at the current market value.

The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms. Subsequent payments or transfers directed to the subaccounts that we receive by the close of business of the New York Stock Exchange (Exchange) will purchase subaccount accumulation units at the AUV computed after the close of the Exchange on that day. The value of subaccounts may vary day to day.

[Begin sidebar]

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

> Early Withdrawal Charge

> Market Value Adjustment (see Appendix I)

> Tax Penalty (see "Taxation")

> Tax Withholding (see "Taxation")

To determine which may apply, refer to the appropriate sections of this prospectus, contact your Aetna representative, or call the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

[End sidebar]

Withdrawals
--------------------------------------------------------------------------------

Making a Withdrawal. Subject to Tax Code withdrawal restrictions applicable to 403(b) plans, the contract holder or you, if permitted, may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making A Withdrawal. The contract holder or you, if permitted by the plan must:

> Select the Withdrawal Amount

(1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Accumulation Account (plus or minus any market value adjustment) and to the Fixed Account, minus any applicable early withdrawal charge.
(2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Accumulation Account.

> Select Investment Options. If this is not specified, we will withdraw dollars proportionally from each investment options in which you have an account value.

> Properly complete a disbursement form and submit it to our Home Office.

Calculation of Your Withdrawal. Your plan determines if your account value is calculated by us or by your plan administrator. If we calculate it, we do so every normal business day after the close of the New York Stock Exchange. All withdrawal amounts paid will be based on your account value as of either

(1) the next valuation after receiving a request for withdrawal at our Home Office; or
(2) on such later date as you specify on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your payment will be sent not later than seven calendar days following our receipt of your disbursement form in good order.

Reinvestment Privilege. The contracts allow one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for early withdrawal charges imposed at the time of withdrawal. We will reinvest in the same investment options and proportions in place at the time of withdrawal. Special rules apply to reinvestments of amounts withdrawn from the Guaranteed Accumulation Account (see Appendix I). Seek competent advice regarding the tax consequences associated with reinvestment.

Withdrawal Restriction for 403(b) Plans. Section 403(b)(11) of the Tax Code generally prohibits withdrawal prior to your death, disability, attainment of age 59-1/2, separation from service or financial hardship, of the following:

(1) Salary reduction contributions made after December 31, 1988; and
(2) Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988.

[Begin sidebar]

Features of a Systematic Distribution Option (SDO)

An SDO allows the contract holder, or you if permitted, to receive regular payments from your account, without moving into the income phase. By maintaining your account in the accumulation phase, certain rights and flexibility are retained and accumulation phase fees continue to apply.

[End sidebar]

Systematic Distribution Options
--------------------------------------------------------------------------------

Availability of Systematic Distribution Options (SDOs). To exercise one of these options the account must meet any minimum dollar amount and you must meet any age criteria applicable to that option. Check with the contract holder or the Company to determine which Systematic Distribution Options are available under your plan.

The SDO's currently available under the contract include the following:

> SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on the payment method selected. It is designed for those who would like a periodic income while retaining investment flexibility for amounts accumulated under the contract.

> ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

  Under ECO, we calculate the minimum distribution amount required by law at age 70-1/2, and pay you that amount once a year.

> Other Systematic Distribution Options. We may add additional SDOs from time to time. You may obtain additional information relating to any of the SDOs from your local representative or from the Home Office.

Availability of Systematic Distribution Options. The Company may discontinue the availability of one or all of the SDOs at any time, and/or change the terms of future elections.

Terminating a Systematic Distribution Option. Once an SDO is elected, the contract holder, or you if permitted by the plan, may revoke it at any time by submitting a written request to our Home Office. Any revocation will apply only to the amount yet to be paid. Once an option is revoked for an account, it may not be elected again, nor may any other SDO be elected.

Charges and Taxation. When the contract holder or you, if permitted by the plan, elects an SDO for your account, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" section. Taking a withdrawal under an SDO may have tax consequences. If you are concerned about tax implications, consult a tax advisor before one of these options is elected.

[Begin sidebar]

During the Income Phase

This section provides information about the accumulation phase. For death benefit information applicable to the income phase see "The Income Phase."

[End sidebar]

Death Benefit
--------------------------------------------------------------------------------

The contract provides a death benefit in the event of your death, which is payable to the contract holder (usually your employer). The contract holder may direct that we make any payments to the beneficiary you name under the plan (plan beneficiary).

During the Accumulation Phase

Payment Process

> Following your death, the contract holder (on behalf of your plan beneficiary) must provide the Company with proof of death acceptable to us and a payment request in good order

> The payment request should include selection of a benefit payment option

> Within seven days after we receive proof of death acceptable to us and payment request in good order at our Home Office, we will mail payment, unless otherwise requested

Until a payment option is selected, account dollars will remain invested as at the time of your death, and no distribution will be made.

If you die during the accumulation phase of your account, the following payment options are available to your plan beneficiary, if allowed by your contract holder and the Tax Code:

> Lump sum payment

> Payment in accordance with any of the available income phase payment options
  (see "The Income Phase--Payment Options")

> If the plan beneficiary is your spouse, payment in accordance with an available SDO (See "Systematic Distribution Options")

The following options are also available; however, the Tax Code limits how long the death benefit proceeds may be left in these options:

> Leaving your account value invested in the contract; or

> Under some contracts, leaving your account value on deposit in the Company's general account, and receiving monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The beneficiary may withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment options (See "The Income Phase--Payment Options.")

The Value of the Death Benefit. The death benefit will be based on your account value as calculated on the next valuation following the date on which we receive proof of death in good order. Under some plans, the minimum benefit is guaranteed not to fall below the total of all payments to the account, adjusted for any partial withdrawals. Interest, if any, will be paid from the date of death at a rate no less than required by law. For amounts held in the Guaranteed Accumulation Account (GAA), any positive aggregate market value adjustment (The sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. If a negative aggregate market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in Appendix I and the GAA prospectus.

Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See "Taxation" for additional information.

[Begin sidebar]

We may have used the following terms in prior prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment Option

Annuity Payment--Income Phase Payment

Annuitization--Initiating Income Phase Payments

[End sidebar]

The Income Phase
--------------------------------------------------------------------------------

During the income phase you receive payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving payments, the contract holder or you, if permitted by your plan, must notify us in writing of the following:

> Start date

> Payment option (see the payment options table in this section)

> Payment frequency (i.e., monthly, quarterly, semi-annually or annually)

> Choice of fixed or variable payments

> Selection of an assumed net investment rate (only if variable payments are elected)

> Under some plans, certification from your employer and/or submission of the appropriate forms is also required.

The account will continue in the accumulation phase until the contract holder or you, as applicable, properly initiate payments. Once a payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump sum.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include: your age, your account value, the payment option selected, number of guaranteed payments (if any) selected, and whether variable or fixed payments are selected.

Fixed Payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your income payments will be held in the subaccount(s) selected or a combination of subaccounts and the general account. The contracts may restrict the subaccounts available during the income phase, and you may not make transfers once you enter the income phase. For variable payments, an assumed net investment rate must be selected.

Assumed Net Investment rate. For variable payments, an assumed net investment rate most be selected. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts selected, is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3-1/2% rate, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending on the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Company. (See "Contract Overview--Questions: Contacting the Company.")

Minimum Payment Amounts. The payment option selected must result in one or both of the following:

> A first payment of at least $20

> Total yearly payments of at least $100

If your account value is too low to meet these minimum payment amounts, the contract holder, on your behalf, must elect a lump sum payment.

Charges Deducted. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable payments and a nonlifetime payment option, we still make this deduction from the subaccounts selected, even though we no longer assume any mortality risk for you. (See "Fees.")

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request in good order at our Home Office.

Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. (See "Taxation.")

Payment Options

The following tables list the payment options and accompanying death benefits which may be available under the contracts. Some contracts restrict the options and the terms available. Check with your contract holder for details. We may offer additional payment options under the contract from time to time.

Terms used in the Tables:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary: The person designated to receive the death benefit payable under the contract.

---------------------------------------------------------------------------------------------------------------------------------
                                  Lifetime Payment Options
---------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be
 Life Income      made should the annuitant die prior to the second payment's due date.
                  Death Benefit--None: All payments end upon the annuitant's death.
---------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives, with payments guaranteed for a choice of
 Life Income--    5-20 years or as otherwise specified in the contract.
 Guaranteed       Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the
 Payments         guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.
---------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date.
                  Continuing Payments:
 Life Income--    (a) This option allows a choice of 100%, 66-2/3% or 50% of the payment to continue to the
 Two Lives        surviving annuitant after the first death; or
                  (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50%
                  of the payment to continue to the second annuitant on the annuitant's death.
                  Death Benefit--None: Payments end after the deaths of both annuitants.
---------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 120 months, or as otherwise specified in the contract.
 Life Income--    Continuing Payments: 100% of the payment will continue to the surviving annuitant after the first
 Two Lives--      death.
 Guaranteed       Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed
 Payments         payments have all been paid, we will pay the beneficiary a lump sum (unless otherwise requested)
                  equal to the present value of the remaining guaranteed payments.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                              Nonlifetime Payment Options
---------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: Payments generally may be fixed or variable and may be made for 1-30 years.
                  In certain cases a lump sum payment may be requested at any time (see below).
 Nonlifetime--    Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the
 Guaranteed       guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal
 Payments         to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.
---------------------------------------------------------------------------------------------------------------------------------

Lump Sum Payment: If the Nonlifetime--Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum.

Calculation of Lump-sum Payments. If a lump-sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of any remaining guaranteed payments is the same rate we use to calculate the income payments (i.e., the actual fixed rate used for the fixed payments, or the 3-1/2% or 5% assumed net investment rate for variable payments.)

Lump sum payments will be sent within seven calendar days after we receive the request for payment in good order at our Home Office.
--------------------------------------------------------------------------------

[Begin sidebar]

In This Section
> Introduction
> Your Retirement Plan

> Withdrawal and Other Distributions
  o Taxation of Distributions
  o Taxation of Death Benefit Proceeds
  o 10% Penalty Tax
  o Withholding

> Minimum Distribution Requirements
  o Start Date
  o 50% Excise Tax
  o Minimum Distribution of Death Benefit Proceeds

> Rules Specific to Certain Plans
  o Code Section 403(b) Plans
  o Code Section 401(a), 401(k) and 403(a) Plans

> Taxation of the Company

  When consulting a tax adviser be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.

[End sidebar]

Taxation
--------------------------------------------------------------------------------

Introduction

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

> Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract.

> Tax laws change. It is possible that a change in the future could affect contracts issued in the past.

> This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions.

> We do not make any guarantee about the tax treatment of the contract or transactions involving the contract.

--------------------------------------------------------------------------------
We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service.
--------------------------------------------------------------------------------

Your Retirement Plan

The tax rules applicable to retirement plans vary according to plan type, and terms and conditions of the plan. To understand what tax rules apply, you need to know the code section under which your plan qualifies. Contact your plan sponsor, local representative or the Company to learn which code section applies to your plan.

Plan Types. The contract is designed for use with retirement plans that either
(i) qualify under code section 403(b) or (ii) qualify under code section 401(a), 401(k) or 403(a) and are established by self-employed individuals (HR 10 Plans) or by corporations.

The Contract and Retirement Plans. Contract holders and contract participants are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract.

Because the plan is not part of the contract, we are not bound by any plan's terms or conditions.

Withdrawals and Other Distributions

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income payments, rollovers and death benefit proceeds.

We report the taxable portion of all distributions to the IRS.

Taxation of Distributions

401(a), 401(k), 403(a) or 403(b) Plans. All distributions from these plans are taxed as received unless:

> The distribution is rolled over to another plan of the same type or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code, or

> You made after-tax contributions to the plan. In this case, depending on the type of distribution, a portion may be excluded from gross income according to rules detailed in the Tax Code.

Taxation of Death Benefit Proceeds. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax. The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a 401(a), 401(k), 403(a) or 403(b) plan, unless one or more of the following have occurred:

> You have attained age 59-1/2,

> You have become permanently disabled,

> You have died,

> You have separated from service with the plan sponsor at or after age 55,

> The distribution amount is rolled over into another plan of the same type or to an IRA in accordance with the terms of the Tax Code, or

> The distribution amount is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary. Also, you must have separated from service with the plan sponsor.

In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses incurred by you that qualify for deduction as specified in the Tax Code. The Tax Code may impose other penalty taxes in other circumstances.

Withholding for Federal Income Tax Liability. Any distributions under the contracts are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

401(a), 401(k), 403(a) or 403(b) Plans. Generally, under these plans you or a beneficiary may elect not to have tax withheld from distributions. However, certain distributions from these plans are subject to a mandatory 20% federal income tax withholding.

Non-resident Aliens. If you or a beneficiary is a non-resident alien, then any withholding is governed by code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

Minimum Distribution Requirements

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. These rules may dictate one or more of the following:

> Start date for distributions

> The time period in which all amounts in your account(s) must be distributed

> Distribution amounts

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless:

> You are a 5% owner, in which case such distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70-1/2, or

> Under 403(b) plans, if you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contract over one of the following time periods:

> Over your life or the joint lives of you and your beneficiary, or

> Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary

50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefit Proceeds. Different distribution requirements apply if your death occurs:

> After you begin receiving minimum distributions under the contract, or

> Before you begin receiving such distributions

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

> Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, and

> Whether life expectancy was recalculated

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

Should you die before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in one of the following time- frames:

> Over the life of the beneficiary

> Over a period not extending beyond the life expectancy of the beneficiary

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

> December 31 of the calendar year following the calendar year of your death

> December 31 of the calendar year in which you would have attained age 70-1/2.

Rules Specific to Certain Plans

Code Section 403(b) Plans.

Under code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with code section 414(p) or to the Company as collateral for a loan.

Exclusions from Gross Income. In order to be excludable from gross income, total annual contributions made by you and your employer cannot exceed the lesser of the following limits set by the Tax Code.

> The first limit, under code section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under code section 402(g) and any amounts not includible in gross income under code section 125 or 457.

> The second limit, which is the exclusion allowance under code section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan, and any pretax contributions to certain other retirement plans.

  These two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

> An additional limit specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing). Your own limit may be higher or lower, depending on certain conditions.

Payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Restrictions on Distributions. Code section 403(b)(11) restricts the distribution under Section 403(b) contracts of:

> salary reduction contributions made after December 31, 1988;

> earnings on those contributions; and

> earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59-1/2, separation from service, disability, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

Transfers from 403(b)(7) Custodial Accounts. If, pursuant to Revenue Ruling 90-24, the Company agrees to accept, under any of the contracts, amounts transferred from a code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in code section 403(b)(7)(A)(ii).

Taxation of Gains Prior to Distribution. Generally no amounts accumulated under the contract will be taxable prior to the time of actual distribution.

However, the IRS has stated in published rulings that a variable contract owner, including participants under code section 403(b) Plans, will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income.

The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Code Section 401(a), 401(k) and 403(a) Plans

Code sections 401(a), 401(k) and 403(a) permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans.

Assignment or Transfer of Contracts. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than: a plan participant as a means to provide benefit payments; an alternate payee under a qualified domestic relations order in accordance with code section 414(p); or to the Company as collateral for a loan.

Exclusion From Gross Income. The Tax Code imposes a maximum limit on annual payments to your account(s) that may be excluded from gross income. The employer must calculate this limit under the plan in accordance with code section 415. This limit is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under code section 402(g) and any amounts not includible in gross income under code sections 125 or 457. The limit applies to your contributions as well as any contributions made by your employer on your behalf. There is an additional limit that specifically limits your salary reduction contributions under a 401(k) plan to generally no more than $10,000 annually (subject to indexing). Your own limits may be higher or lower, depending on certain conditions. In addition, payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Restrictions on Distributions. Code section 401(k) restricts distribution from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account if such amounts are included in determining compliance with certain nondiscrimination requirements under the Tax Code.

Subject to the terms of the 401(k) plan, distribution of these restricted amounts may only occur upon: retirement, death, attainment of age 59-1/2, disability, separation from service, financial hardship, termination of the plan in certain circumstances, or, generally, if your employer is a corporation and disposes of substantially all of its assets or disposes of a subsidiary. In addition, income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account C is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

Other Topics
--------------------------------------------------------------------------------

The Company

Aetna Life Insurance and Annuity Company (the Company, we) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly owned subsidiary of Aetna Inc. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:
            151 Farmington Avenue
            Hartford Connecticut 06156

Variable Annuity Account C

We established Variable Annuity Account C (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into "subaccounts." These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

> standardized average annual total returns

> non-standardized average annual total returns

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising request a Statement of Additional Information at the number listed in "Contract Overview--Questions: Contacting the Company."

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account.

We include all recurring charges during each period (e.g., sales and administrative expense charges, mortality and expense risk charges, and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. Under 401 plans and HR 10 plans, the contract holder generally has all voting rights. Under 403(b) plans, participants generally may instruct the contract holder how to vote shares attributable to their account, unless the plan provides otherwise. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts.

> During the accumulation phase the number of votes is equal to the portion of the account value invested in the fund, divided by the net asset value of one share of that fund.

> During the income phase, the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

Contract Distribution

The Company will serve as the principal underwriter for the securities sold by this prospectus. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc.

As principal underwriter, the Company will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contracts described in this prospectus. We call these entities "distributors."

We and one or more of our affiliates may also sell the contracts directly. All individuals offering and selling the contracts must be registered representatives of a broker-dealer and must be licensed as insurance agents to sell variable annuity contracts.

Commission Payments. We may pay commissions to persons who offer and sell the contracts. The maximum percentage amount we ever pay with respect to a given purchase payment is the first-year percentage which ranges from 2% to 6% of the first year of payments to an account. We may also pay renewal commissions on payments made after the first year and asset-based service fees. The average of all commissions and asset-based service fees paid is estimated to equal approximately 3% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory or other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time.

We may reimburse the distributor for certain expenses. The name of the distributor and the registered representative responsible for your account are stated in your enrollment materials. Commissions and sales related expenses are paid by us and are not deducted from payments to your account.

Third Party Compensation Arrangements.

Occasionally, we may:

> Pay commissions and fees to distributors affiliated or associated with the contract holder, you and/or other contract participants.

> Enter into agreements with entities associated with the contract holder, you and/or other participants. Through such agreements, we may pay the entities for certain services in connection with administering the contract.

In both these circumstances there may be an understanding that the distributor or entities would endorse us as a provider of the contract. You will be notified if you are purchasing a contract that is subject to these arrangements.

Contract Modification

We may change the contract as required by federal or state law. In addition, we may, upon 30 days' written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that Contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances: (a) on any valuation date when the New York Stock Exchange is closed (except customary weekend and holidays) when trading on the Exchange is restricted; (b) when an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable fairly to determine the value of the subaccount's assets; (c) during any other periods the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Transfer of Ownership; Assignment

An assignment of a contract will only be binding on us if it is made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Year 2000 Readiness

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment,
(ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission- critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Contents of the Statement of Additional Information
--------------------------------------------------------------------------------

The Statement of Additional Information contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History

Variable Annuity Account C

Offering and Purchase of Contracts

Performance Data

    General

    Average Annual Total Return Quotations

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company

You may request an SAI by calling the Company at the number listed in "Contract Overview -- Questions: Contacting the Company."

                                   Appendix I
                         Guaranteed Accumulation Account
--------------------------------------------------------------------------------

The Guaranteed Accumulation Account (GAA) is a fixed interest option that may be available during the accumulation phase under the contracts. This appendix is only a summary of certain facts about GAA. Please read the GAA prospectus before investing in this option.

In General. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a "market value adjustment," which may be positive or negative.

When you decide to invest money in GAA, you will want to contact your representative or the Company to learn:

> The interest rate we will apply to the amounts that you invest in GAA. We change this rate periodically, so be certain you know what rate we guarantee on the day your account dollars are invested into GAA.

> The period of time your account dollars need to remain in GAA in order to earn that rate. You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. For a particular interest rate and guaranteed term apply to your account dollars, you must invest them during the deposit period during which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending on when account dollars are invested in GAA. The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.

Fees and Other Deductions. If all or a portion of your account value in GAA is withdrawn, you may incur the following:

> Market Value Adjustment (MVA)--as described in this appendix and in the GAA prospectus;

> Tax Penalties and/or Tax withholding--see "Taxation"

> Early Withdrawal Charge--see "Fees"

We do not make deductions from amounts in the GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.

Market Value Adjustment (MVA). If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative.

> If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

> If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in the GAA in order to earn the guaranteed interest rate specified for that guaranteed term. We offer different guaranteed terms at different times. Check with your representative or the Company to learn the details about the guaranteed term(s) currently being offered.

In general we offer the following guaranteed terms:

> Short-term-- three years or less

> Long-term - ten years or less, but more than three years

At the end of a guaranteed term, your contract holder or you if permitted may:

> Transfer dollars to a new guaranteed term

> Transfer dollars to other available investment options

> Withdraw dollars

Deductions may apply to withdrawals. See "Fees and Other Deductions" in this section.

Transfer of Account Dollars. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through the GAA, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. Transfers of GAA values at the end of a guaranteed term are not counted as one of the 12 free transfers allowed for an account per contract year.

Income Phase. GAA can not be used as an investment option during the income phase. However, the contract holder (or you, if permitted) may notify us at least 30 days in advance to elect a variable payment option and to transfer your GAA account dollars to any of the subaccounts available during the income phase.

Reinvesting Amounts Withdrawn from GAA. If amounts are withdrawn from GAA and then reinvested in GAA, we will apply the reinvested amount to the current deposit period. This means that the guaranteed annual interest rate, and guaranteed terms available on the date of reinvestment, will apply. Amounts will be reinvested proportionately in the same way as they were allocated before withdrawal.

Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

                                   Appendix II
                                  Fixed Account
--------------------------------------------------------------------------------

The Fixed Account is an investment option available during the accumulation phase under the contracts. Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.

--------------------------------------------------------------------------------

     Additional information about this option may be found in the contract.

--------------------------------------------------------------------------------

General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.

Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. (See "Fees--Early Withdrawal Charge.")

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

Income Phase. By notifying our Home Office at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

                                  Appendix III
                         Condensed Financial Information
--------------------------------------------------------------------------------

                                     TABLE I
                FINANCIAL INFORMATION FOR 403(B) AND HR 10 PLANS
    (Selected data for accumulation units outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                     1998           1997            1996          1995          1994
                                     ----           ----            ----          ----          ----
AETNA BALANCED VP, INC.
Value at beginning of period         $24.700       $20.419          $17.954       $14.270        $14.519
Value at end of period               $28.524       $24.700          $20.419       $17.954        $14.288
Number of accumulation units
 outstanding at end of period      2,294,877     2,160,305        2,716,641     9,193,181     21,990,186
AETNA BOND VP
Value at beginning of period         $51.330       $47.992          $46.913       $40.173        $42.283
Value at end of period               $54.819       $51.330          $47.992       $46.913        $40.173
Number of accumulation units
 outstanding at end of period        994,987       959,336          835,724     2,377,622      5,108,720
AETNA GROWTH AND
INCOME VP
Value at beginning of period        $217.359      $169.448          $137.869     $105.558       $107.925
Value at end of period              $245.765      $217.359          $169.448     $137.869       $105.558
Number of accumulation units
 outstanding at end of period      1,747,097     1,826,355        2,071,139     6,364,000     13,966,072
AETNA MONEY MARKET VP
Value at beginning of period         $41.174       $39.528          $37.988       $36.271        $35.282
Value at end of period               $42.883       $41.174          $39.528       $37.988        $36.271
Number of accumulation units
 outstanding at end of period        564,537       455,502          597,656     1,836,260      3,679,802
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period         $11.960       $12.195(2)
Value at end of period               $14.528       $11.960
Number of accumulation units
 outstanding at end of period      1,379,653       232,418

                                     1993           1992           1991           1990           1989
                                     ----           ----           ----           ----           ----
AETNA BALANCED VP, INC.
Value at beginning of period          $13.379        $12.736        $10.896        $10.437      $10.000(1)
Value at end of period                $14.519        $13.379        $12.736        $10.896      $10.437
Number of accumulation units
 outstanding at end of period      30,784,750     34,802,433     22,898,099     17,078,985    9,535,986
AETNA BOND VP
Value at beginning of period          $39.038        $36.789        $31.192        $28.943      $25.574
Value at end of period                $42.283        $39.038        $36.789        $31.192      $28.943
Number of accumulation units
 outstanding at end of period       8,210,666      8,507,292      7,844,412      6,984,793    6,202,834
AETNA GROWTH AND
INCOME VP
Value at beginning of period         $102.383        $97.165        $77.845        $76.311      $59.871
Value at end of period               $107.925       $102.383        $97.165        $77.845      $76.311
Number of accumulation units
 outstanding at end of period      21,148,863     24,201,565     20,948,226     18,362,906   17,142,820
AETNA MONEY MARKET VP
Value at beginning of period          $34.619        $33.812        $32.138        $30.012      $27.783
Value at end of period                $35.282        $34.619        $33.812        $32.138      $30.012
Number of accumulation units
 outstanding at end of period       5,086,515      7,534,662      8,430,082     10,220,110    8,286,033
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

-----------------
(1) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.
(2) Funds were first received in this option during November 1997.

                         Condensed Financial Information
--------------------------------------------------------------------------------
                                    TABLE II

                FINANCIAL INFORMATION FOR 403(B) AND HR 10 PLANS
                    (FOR CONTRACTS CONTAINING LIMITS ON FEES)
    (Selected data for accumulation units outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The condensed financial information presented below for each of the periods in the two-year period ended December 31, 1998 is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                                                 1998            1997
                                                                 ----            ----
AETNA BALANCED VP, INC.
Value at beginning of period                                    $24.735         $21.980(1)
Value at end of period                                          $28.636         $24.735
Number of accumulation units outstanding at end of period       149,576         178,943
AETNA BOND VP
Value at beginning of period                                    $51.374         $48.971(1)
Value at end of period                                          $54.949         $51.374
Number of accumulation units outstanding at end of period        24,551          39,709
AETNA GROWTH AND INCOME VP
Value at beginning of period                                   $217.668        $192.674(1)
Value at end of period                                         $246.731        $217.668
Number of accumulation units outstanding at end of period       195,339         225,862
AETNA MONEY MARKET VP
Value at beginning of period                                    $41.174         $40.220(1)
Value at end of period                                          $42.883         $41.174
Number of accumulation units outstanding at end of period       120,539          98,560
PORTFOLIO PARTNERS MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                                    $11.960         $12.195(2)
Value at end of period                                          $14.528         $11.960
Number of accumulation units outstanding at end of period        23,437          31,573

-----------------
(1) Funds were first received in this option during June 1997. (2) Funds were first received in this option during November 1997.

                         Condensed Financial Information
--------------------------------------------------------------------------------

                                    TABLE III

                       FINANCIAL INFORMATION FOR 401 PLANS
    (Selected data for accumulation units outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                   1998          1997         1996       1995         1994
                                   ----          ----         ----       ----         ----
AETNA BALANCED VP, INC.
Value at beginning of period      $24.826      $20.511       $18.024    $14.336       $14.558
Value at end of period            $28.687      $24.826       $20.511    $18.024       $14.336
Number of accumulation units
 outstanding at end of period      73,629       84,065       280,547    393,613       756,261
AETNA BOND VP
Value at beginning of period      $51.930      $48.524       $47.405    $40.570       $42.675
Value at end of period            $55.494      $51.930       $48.524    $47.405       $40.570
Number of accumulation units
 outstanding at end of period      26,694       20,288        43,327     72,902       181,535
AETNA GROWTH AND
INCOME VP
Value at beginning of period     $285.511     $222.444      $180.879   $138.406      $141.424
Value at end of period           $323.019     $285.511      $222.444   $180.879      $138.406
Number of accumulation units
 outstanding at end of period     140,708      158,078       340,229    549,056     1,258,166
AETNA MONEY MARKET VP
Value at beginning of period      $41.763      $40.069       $38.485    $36.723       $35.701
Value at end of period            $43.523      $41.763       $40.069    $38.485       $36.723
Number of accumulation units
 outstanding at end of period      31,408       34,420        93,727    150,480       241,159
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period       $9.041       $9.218(2)
Value at end of period            $10.989       $9.041
Number of accumulation units
 outstanding at end of period         603          603

                                     1993          1992          1991          1990           1989
                                     ----          ----          ----          ----           ----
AETNA BALANCED VP, INC.
Value at beginning of period         $13.407       $12.755       $10.906       $10.440       $10.000(1)
Value at end of period               $14.558       $13.407       $12.755       $10.906       $10.440
Number of accumulation units
 outstanding at end of period      1,142,268     1,129,453       725,598       619,748       470,302
AETNA BOND VP
Value at beginning of period         $39.376       $37.086       $31.424       $29.142       $25.734
Value at end of period               $42.675       $39.376       $37.086       $31.424       $29.142
Number of accumulation units
 outstanding at end of period        241,551       263,105       283,119       251,861       248,678
AETNA GROWTH AND
INCOME VP
Value at beginning of period        $134.081      $127.171      $101.824       $99.758       $78.220
Value at end of period              $141.424      $134.080      $127.171      $101.824       $99.758
Number of accumulation units
 outstanding at end of period      1,616,018     1,829,160     1,956,479     2,169,721     2,496,795
AETNA MONEY MARKET VP
Value at beginning of period         $35.009       $34.172       $32.460       $30.295       $28.028
Value at end of period               $35.701       $35.009       $34.172       $32.460       $30.295
Number of accumulation units
 outstanding at end of period        312,350       471,585       470,248       624,613       542,581
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

-----------------
(1) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.
(2) Funds were first received in this option during November 1997.

                         Condensed Financial Information
--------------------------------------------------------------------------------

                                    TABLE IV

                       FINANCIAL INFORMATION FOR 401 PLANS
                    (FOR CONTRACTS CONTAINING LIMITS ON FEES)
    (Selected data for accumulation units outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The condensed financial information presented below for each of the periods in the two-year period ended December 31, 1998 is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                                                 1998            1997
                                                                 ----            ----
AETNA BALANCED VP, INC.
Value at beginning of period                                    $24.861         $22.085(1)
Value at end of period                                          $28.800         $24.861
Number of accumulation units outstanding at end of period       122,358         157,309
AETNA BOND VP
Value at beginning of period                                    $51.975         $49.527(1)
Value at end of period                                          $55.625         $51.975
Number of accumulation units outstanding at end of period        18,271          23,539
AETNA GROWTH AND INCOME VP
Value at beginning of period                                   $285.918        $253.000(1)
Value at end of period                                         $324.288        $285.918
Number of accumulation units outstanding at end of period        98,422         118,511
AETNA MONEY MARKET VP
Value at beginning of period                                    $41.763         $40.781(1)
Value at end of period                                          $43.523         $41.763
Number of accumulation units outstanding at end of period        29,827          19,720
PORTFOLIO PARTNERS MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                                     $9.041          $9.218(2)
Value at end of period                                          $10.989          $9.041
Number of accumulation units outstanding at end of period        30,747          40,144

-----------------
(1) Reflects less a full year of performance activity. Funds were first received in this option during June 1997.

(2) Reflects less a full year of performance activity. Funds were first received in this option during November 1997.